UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:   December 15, 2017

VILLAGE SUPER MARKET, INC.
(Exact Name of Registrant as specified in its charter)

New Jersey	0-2633	22-1576170
(State or Other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

733 Mountain Avenue
Springfield, New Jersey  07081
(Address of principal executive offices)

 Registrant’s telephone number, including area code
(973) 467-2200

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communication pursuant to Rule 425 under the Securities Act ( 17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act ( 17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 15, 2017, the Village Super Market, Inc. Board of Directors appointed Robert Sumas as Chief Executive Officer, and approved William Sumas as Chairman of the Board of Directors and John P. Sumas as Secretary of the Board of Directors.

Robert Sumas has served as President since 2009. He has served variously as Executive Vice President, Chief Operating Officer, Secretary and a Director of the Company since 1969. William Sumas has served as Vice Chairman of the Board since 2009. He has served as Vice President and a Director of the Company since 1980. Since 1989, he has served as an Executive Vice President. John P. Sumas has served as Vice President and a Director of the Company since 1982. Since 1989, he has served as an Executive Vice President.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company’s annual meeting of shareholders was held on December 15, 2017.  The following persons were elected as directors pursuant to the following votes:

Directors	For	Withheld
Robert Sumas	42,486,927	2,774,489
William Sumas	43,160,641	2,100,775
John P. Sumas	42,384,285	2,877,131
Kevin Begley	43,193,252	2,068,164
Nicholas Sumas	43,198,232	2,063,184
John J. Sumas	42,379,594	288,182
Steven Crystal	45,092,825	168,591
David Judge	45,092,287	169,129
Peter Lavoy	45,096,191	165,225
Stephen Rooney	45,097,609	163,807

The shareholders approved a proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2018 fiscal year. The vote totals were as follows: For – 48,107,845; Against – 22,712; Abstain – 13,304.

The shareholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers. The vote totals were as follows: For – 42,676,391; Against – 2,561,106; Abstain – 23,917.

The shareholders approved, on an advisory basis, to vote on the compensation of the Company’s named executive officers every three years. The vote totals were as follows: 1 Year – 9,598,974; 2 Years– 12,394,305; 3 Years – 23,241,879; Abstain – 26,252. Although the vote was non-binding, the Company plans to hold an advisory vote on executive compensation every three years.

Item 8.01   Other Events

On December 15, 2017, the Company announced that its Board of Directors declared quarterly cash dividends of $0.25 per Class A common share and $0.1625 per Class B common share.  The dividends will be payable on January 25, 2018 to shareholders of record at the close of business on January 4, 2018.

Item 9.01   Financial Statements and Exhibits

Description

99.1	Press release issued by the registrant, dated December 15, 2017

Signature

Pursuant to the requirements of the Securities and Exchange Act of 1934. the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Village Super Market, Inc.

Dated: December 15, 2017	/s/ John L. Van Orden
John L. Van Orden
(Chief Financial Officer)